SUPPLEMENT DATED NOVEMBER 1, 2004 TO
                                                            MANAGED ASSETS TRUST
                                                    PROSPECTUS DATED MAY 3, 2004



Effective November 1, 2004, the following information supplements the information in the Managed Assets Trust prospectus. Please retain this supplement and keep it with the prospectus for future reference.

GOALS AND INVESTMENTS SECTION

The Portfolio Manager information is deleted in its entirety and replaced with the following:

------------------------------------------------------------
   PORTFOLIO MANAGERS:       Gene Collins
                             Kurt Lin
------------------------------------------------------------


THE SUBADVISER AND PORTFOLIO MANAGER SECTION

This second paragraph is deleted and replaced in its entirety with the following:

Mr. Gene Collins and Mr. Kurt Lin are responsible for the day to day management of the Fund. Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities. Mr. Lin is a Vice President of TAMIC and is responsible for managing US investment grade portfolios and structured products. He also trades corporate bonds, derivatives and currencies. Prior to joining TAMIC in 1997, Mr. Lin was the senior derivatives trader at Smith Barney.

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